UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2006 (October 20, 2006)

International Textile Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23938	33-0596831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

804 Green Valley Road, Suite 300, Greensboro, North Carolina 27408

(Address, Including Zip Code, of Principal Executive Offices)

(336) 379-6220

(Registrant’s Telephone Number, Including Area Code)

Safety Components International, Inc.

41 Stevens Street, Greenville, South Carolina 29605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On October 20, 2006, in connection with the completion of the merger (the “Merger”) of ITG Holdings, Inc., formerly known as International Textile Group, Inc. (“Former ITG”), with a wholly-owned subsidiary of Safety Components International Inc., which upon the effective time of the Merger changed its name to International Textile Group, Inc. (the “Company”), the Company, as guarantor, certain of its subsidiaries and Wachovia Bank, National Association (“Wachovia”) entered into Amendment No. 7 (the “Amendment”) to that certain Loan and Security Agreement, dated as of October 11, 2000 by and among the Company, Wachovia and the other signatories thereto, as amended (the “Loan Agreement”).

The Amendment provided Wachovia’s consent to the consummation of the Merger, pursuant to the previously announced Agreement and Plan of Merger (the “Merger Agreement”) dated as of August 29, 2006 by and among the Company, SCI Merger Sub, Inc., a wholly-owned subsidiary of the Company, and Former ITG, and amended the Loan Agreement to provide that Former ITG and its subsidiaries may not be borrowers, or receive proceeds from loans or advances, thereunder.

The Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

In connection with the completion of the transactions contemplated by the Merger Agreement, the board of directors of the Company authorized the Company to enter into indemnification agreements with those individuals who would become officers or directors of the Company as of the effective time of the Merger. A list of those individuals who became officers or directors of the Company as a result of the Merger is included in Item 5.02 below. The indemnification agreements authorized by the board of directors to be entered into are in a form substantially similar to the indemnification agreements currently in effect for individuals who served as the officers and directors of the Company prior to the Merger, the form of which has previously been filed with the Securities and Exchange Commission (the “SEC”). This form of indemnification agreement generally provides that the Company will indemnify a party to the agreement against all expenses, judgments, fines, penalties and other amounts paid in connection with third party proceedings, and against all expenses and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred in a proceeding by or in the right of the Company, in each case if the indemnitee acted in good faith and in a manner in which such indemnitee believed to be in, or not opposed to, the best interests of the Company.

In connection with the Merger, and the related appointment of Joseph L. Gorga as Chief Executive Officer of the Company, Stephen B. Duerk was appointed President of the Company’s Safety Textiles International business unit, as described in Item 5.02 below, and the Company entered into a new employment agreement with Mr. Duerk, dated as of October 20, 2006 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Duerk will receive a base salary of $300,000 per year, subject to annual review by the board of directors of the Company, and will be entitled to receive an annual bonus in accordance with the Company’s incentive and bonus plans in an amount not less than $150,000. Mr. Duerk will also be eligible to receive stock based awards pursuant to any equity incentive plan of the Company, and will be entitled to participate in all employee benefit programs generally available to employees or executives of the Company.

The Employment Agreement terminates by its terms on January 31, 2008. However, the Company may terminate the Employment Agreement prior thereto upon ninety (90) days’ notice without Cause (as defined in the Employment Agreement) or immediately and without notice for Cause. Mr. Duerk may terminate the Employment Agreement at any time upon ninety (90) days’ notice to the Company, whether such termination is with or without Good Reason (as defined in the Employment Agreement). In addition, the Employment Agreement terminates automatically on the date of Mr. Duerk’s death, retirement or permanent disability.

In the event the Company terminates the Employment Agreement for Cause, Mr. Duerk will be entitled to his then-current base salary and benefits through the date of termination. If Mr. Duerk is terminated without Cause, or if he terminates the Employment Agreement with Good Reason, he will be entitled to severance pay equal to: (i) one times his then-current base salary; (ii) one times the average of his previous three years’ (or such shorter period during which he has been employed) annual bonus; and (iii) up to one year’s continued medical and dental coverage at the expense of the Company.

If Mr. Duerk terminates the Employment Agreement other than for Good Reason, he will be entitled to his then-current base salary and benefits through the date of termination, plus accrued but unpaid bonus compensation from the prior year’s bonus plan. If the Employment Agreement is terminated due to Mr. Duerk’s disability, he will be entitled to the foregoing, plus any unpaid Target Bonus (as defined in the Employment Agreement) compensation (on a pro rata basis) with respect to the bonus plan year in which the date of termination occurs.

In the event that the Employment Agreement is terminated due to Mr. Duerk’s death, he or his estate will be entitled to receive his base salary through the date of his death, any accrued but unpaid bonus compensation from the prior year’s bonus plan, any Target Bonus compensation (on a pro rata basis) with respect to the bonus plan year in which his death occurs and such other benefits as may be available to Mr. Duerk or his estate through the Company’s benefit plans and policies.

Notwithstanding the foregoing, in the event of any termination other than for Cause or Good Reason, any stock-based award previously granted shall immediately vest and be issued to Mr. Duerk.

Pursuant to the Employment Agreement, Mr. Duerk also agreed to certain non-compete and non-solicitation provisions, which apply for up to one (1) year following the termination of the Employment Agreement.

The Employment Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by this reference.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 23, 2006, the Company announced that it had completed the Merger. The transaction was effective as of 11:59 p.m., Eastern time, on October 20, 2006 (the “Effective Time”).

Pursuant to the Merger Agreement, shares of Former ITG common stock were exchanged for shares of common stock of the Company at a ratio of 1.4739 shares of Former ITG stock for one share of common stock of the Company.

Former ITG was organized in March 2004 by Wilbur L. Ross, Jr. to combine the assets of Burlington Industries, Inc. and Cone Mills Corporation. Former ITG is a diverse, innovative provider of global textile solutions and distinguished market brands to apparel and interior furnishings customers worldwide.

As a result of the Merger, the Company, which is now headquartered in Greensboro, NC, will operate through five primary business units: Safety Textiles International, Cone Denim, Burlington WorldWide (apparel fabrics), Burlington House (interior fabrics) and Carlisle Finishing.

Affiliates of Wilbur L. Ross, Jr. (“Mr. Ross”), who served as the chairman of the board of each of the Company and Former ITG, owned approximately 75.6% of the Company’s outstanding stock and approximately 85.4% of Former ITG’s outstanding stock immediately prior to the completion of the Merger. Immediately after completion of the Merger, affiliates of Mr. Ross owned approximately 82% of the stock of the Company. Four of the five directors of the Company prior to the Merger were affiliated with Mr. Ross. The boards of directors of ITG and SCI each formed a special committee, in each case consisting of the sole director on each respective board who was not affiliated with Mr. Ross, to negotiate and approve the terms and conditions of the Merger Agreement.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In connection with the completion of the Merger, on October 20, 2006 the following individuals were appointed as the principal officers (as such term is used in Item 5.02(c) of Form 8-K under the Securities Exchange Act of 1934, as amended) of the Company, effective at the Effective Time:

Name	Age	Position

Joseph L. Gorga	54	President and Chief Executive Officer (principal executive officer)
Gary L. Smith	47	Executive Vice President and Chief Financial Officer (principal financial officer)
Samir M. Gabriel	48	Vice President and Controller (principal accounting officer)

Joseph L. Gorga is the President and Chief Executive Officer, and a director, of the Company. Mr. Gorga had been president and chief executive officer of Former ITG and a member of its board of directors since its inception in August 2004. Prior to that, Mr. Gorga served as president and chief executive officer of Burlington Industries LLC from 2003 to 2004, during which time he oversaw the integration of Burlington Industries LLC and Cone Denim LLC. He served as executive vice president of Burlington Industries from 2002 until 2003, and as chief executive officer of CMI Industries, a manufacturer of textile products, from 1999 to 2002. Mr. Gorga is also a member of the board of directors of Nano-Tex, LLC.

Gary L. Smith is the Executive Vice President and Chief Financial Officer, and a director, of the Company. Mr. Smith had been executive vice president and chief financial officer of Former ITG and a member of its board of directors since to inception in August 2004. Prior to that, Mr. Smith served as executive vice president and chief financial officer of Cone Mills Corporation from 1999 to 2004.

Samir M. Gabriel is Vice President and Controller of the Company. Mr. Gabriel had been vice president and controller of Former ITG since its inception in August 2004. Prior to that, he was controller of Cone Mills Corporation from 2001 to 2004.

The following individuals were also appointed as executive officers of the Company, effective at the Effective Time:

Name	Position

Robert E. Garren	Vice President, Human Resources and Corporate Communications
Neil W. Koonce	Vice President and General Counsel
Karyl P. McClusky	Vice President and Treasurer
Russell M. Robinson, III	Vice President and Corporate Secretary
John L. Bakane	President, Cone Denim
Thomas E. McKenna	President, Sales and Marketing, ,Cone Denim
Kenneth T. Kunberger	President, Burlington WorldWide
J. Derrill Rice	President, Burlington House
James W. Payne	President, Carlisle Finishing
Bart E. Hanaway	President, Europe and Asia Pacific, Safety Textiles International

In addition, in connection with the Merger and the foregoing appointments, Stephen B. Duerk, who had served as president of the Company prior to the Merger, was appointed as the President of the Company’s Safety Textiles International business unit. William F. Nelli, who had been designated as the Company’s principal financial and accounting officer prior to the Merger, was appointed as the Controller of the Company’s Safety Textiles International business unit, and no longer serves in those designated capacities. For a description of the Employment Agreement entered into with Mr. Duerk, see Item 1.01.

As of the Effective Time, the number of members of the board of directors of the Company was increased from five to nine, with the following individuals being appointed as additional members of the board of directors of the Company for the terms expiring as so indicated:

Name (Year Term Expires)

Pamela K. Wilson (2007)

Gary L. Smith (2008)

David L. Wax (2008)

Stephen W. Bosworth (2009)

In addition, the committees of the board of directors of the Company were reconstituted as of the Effective Time. The audit committee of the board of directors of the Company consists of Dr. Daniel D. Tessoni (chair) and David L. Wax. The compensation committee of the board of directors of the Company consists of Wilbur L. Ross, Jr. (chair), Stephen W. Bosworth and David L. Wax.

Item 5.03 Amendment to Articles of Incorporation or Bylaws Change in Fiscal Year.

In connection with the completion of the Merger, the Company amended and restated its articles of incorporation. The amended and restated articles of incorporation effected the following amendments: (i) increased the number of shares of capital stock that the Company is authorized to issue; (ii) removed the limitation on the Company’s ability to enter into certain business combinations; (iii) added a new voting requirement to amend the Company’s bylaws; (iv) added a provision to permit stockholder action by non-unanimous written consent; (v) provided the Company with additional flexibility in determining who is entitled to indemnification; and (vi) effected the change of the corporate name to “International Textile Group, Inc.”

A copy of the Amended and Restated Certificate of Incorporation of the Company is attached hereto as Exhibit 10.3 and is incorporated herein by this reference.

In addition, the Company’s bylaws were amended and restated as of the Effective Time solely to give effect to the change of name and principal business address of the Company. A copy of the Amended and Restated Bylaws of the Company is attached hereto as Exhibit 10.4 and is incorporated herein by this reference.

Section 8 – Other Events

Item 8.01 Other Events.

In connection with the completion of the Merger, and pursuant to the terms of the Merger Agreement, the board of directors of the Company declared a common stock dividend of one-ninth (1/9th) of one share of common stock for each share of common stock outstanding immediately prior to the Effective Time, which was payable to the holders of record of the Company’s common stock as of the close of business on October 20, 2006 (the “Dividend Record Date”). The shares of common stock issuable in such common stock dividend are referred to as the “Dividend Shares.” In accordance with the terms and conditions of the Merger Agreement, the Dividend Shares will be held in escrow for a period of up to 18 months to satisfy potential claims for indemnification that may be made on behalf of the Company.

On October 25, 2006, the Company was advised by the National Association of Securities Dealers that, as of the open of business on October 26, 2006, the Company’s common stock would be assigned the symbol “ITXN” for purposes of trading on the Over-the-Counter Bulletin Board.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The financial statements of Former ITG were included in the Company’s joint proxy statement/prospectus, dated September 22, 2006 (the “Prospectus”), filed as part of the Company’s registration statement on Form S-4 (File No. 333-137084). The portion of the Prospectus containing those financial statements is attached hereto as Exhibit 99.1, and is incorporated herein by this reference.

(b)	Pro Forma Financial Statements.

The pro forma financial statements relating to the acquisition of Former ITG were included in the Prospectus. The portion of the Prospectus containing the required pro forma financial statements is attached hereto as Exhibit 99.2, and is incorporated herein by this reference.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment No. 7 to the Loan and Security Agreement dated as of October 11, 2000, among Wachovia Bank, National Association, International Textile Group, Inc. (f/k/a Safety Components International, Inc.), as guarantor, and the other signatories thereto.

10.2	Employment Agreement dated as of October 20, 2006 by and between Stephen B. Duerk and International Textile Group, Inc.

10.3	Second Amended and Restated Certificate of Incorporation of International Textile Group, Inc.

10.4	Amended and Restated Bylaws of International Textile Group, Inc. as Amended and Restated October 20, 2006.

99.1	Historical financial statements of International Textile Group, Inc. and subsidiaries, as included in the Company’s joint proxy statement/prospectus, dated September 22, 2006, filed as part of the Company’s registration statement on Form S-4 (File No. 333-137084).

99.2	Unaudited pro forma condensed combined financial information, as included in the Company’s joint proxy statement/prospectus, dated September 22, 2006, filed as part of the Company’s registration statement on Form S-4 (File No. 333-137084).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL TEXTILE GROUP, INC.

By:	/s/ Neil W. Koonce
Name:	Neil W. Koonce
Title:	Vice President and General Counsel

Date: October 26, 2006

EXHIBITS

Exhibit Number	Description

10.1	Amendment No. 7 to the Loan and Security Agreement dated as of October 11, 2000, among Wachovia Bank, National Association, International Textile Group, Inc. (f/k/a Safety Components International, Inc.), as guarantor, and the other signatories thereto.

10.2	Employment Agreement dated as of October 20, 2006 by and between Stephen B. Duerk and International Textile Group, Inc.

10.3	Second Amended and Restated Certificate of Incorporation of International Textile Group, Inc.

10.4	Amended and Restated Bylaws of International Textile Group, Inc. as Amended and Restated October 20, 2006.

99.1	Historical financial statements of International Textile Group, Inc. and subsidiaries, as included in the Company’s joint proxy statement/prospectus, dated September 22, 2006, filed as part of the Company’s registration statement on Form S-4 (File No. 333-137084).

99.2	Unaudited pro forma condensed combined financial information, as included in the Company’s joint proxy statement/prospectus, dated September 22, 2006, filed as part of the Company’s registration statement on Form S-4 (File No. 333-137084).